State Street Corporation One Lincoln Street Boston, MA 02111 NYSE: STT www.statestreet.com Contacts Ilene Fiszel Bieler Marc Hazelton +1 617-664-3477 +1 617-513-9439 State Street Corporation Announces Pricing of Fixed-to-Floating Rate Senior Notes Offering BOSTON – March 26, 2020 - State Street Corporation (“State Street”) (NYSE: STT) today announced that it has priced an offering of $750,000,000 aggregate principal amount of 2.825% Fixed-to-Floating Rate Senior Notes due 2023 (the “2023 Notes”), $500,000,000 aggregate principal amount of 2.901% Fixed-to-Floating Rate Senior Notes due 2026 (the “2026 Notes”) and $500,000,000 aggregate principal amount of 3.152% Fixed-to-Floating Rate Senior Notes due 2031 (the “2031 Notes” and, together with the 2023 Notes and the 2026 Notes, the “Notes”). The 2023 Notes will bear interest at a fixed rate per annum of 2.825% from and including the date of original issuance to but excluding March 30, 2022 payable semiannually in arrears on March 30 and September 30 beginning September 30, 2020. Unless redeemed, from March 30, 2022 until the maturity date, the 2023 notes will bear interest at a floating rate based on SOFR plus a margin of 2.69% payable quarterly in arrears. The 2023 Notes will mature on March 30, 2023. The 2026 Notes will bear interest at a fixed rate per annum of 2.901% from and including the date of original issuance to but excluding March 30, 2025 payable semiannually in arrears on March 30 and September 30 beginning September 30, 2020. Unless redeemed, from March 30, 2025 until the maturity date, the 2026 notes will bear interest at a floating rate based on SOFR plus a margin of 2.60% payable quarterly in arrears. The 2026 Notes will mature on March 30, 2026. The 2031 Notes will bear interest at a fixed rate per annum of 3.152% from and including the date of original issuance to but excluding March 30, 2030 payable semiannually in arrears on March 30 and September 30 beginning September 30, 2020. Unless redeemed, from March 30, 2030 until the maturity date, the 2031 notes will bear interest at a floating rate based on SOFR plus a margin of 2.65% payable quarterly in arrears. The 2031 Notes will mature on March 30, 2031. The offering is expected to close on March 30, 2020, subject to customary closing conditions. The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and, unless so registered, may not be offered or sold in the United States absent an applicable exemption from registration requirements. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act. This press release is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities, and there shall not be any offer to sell, solicitation of an offer to buy or sale of the Notes in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. Any offers of the Notes will be made only by means of an offering memorandum. About State Street Corporation State Street Corporation (NYSE: STT) is one of the world's leading providers of financial services to institutional investors, including investment servicing, investment management and investment research and trading. With $34.36 trillion in assets under custody and/or administration and $3.12 trillion* in assets under management as of December 31, 2019, State Street operates globally in more than 100 geographic markets and employs approximately 39,000 worldwide. *Assets under management as of December 31, 2019 includes approximately $45 billion of assets with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated. Forward Looking Statements This press release contains forward-looking statements that are not historical in nature. Such statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: the failure to complete the sale or issuance of the Notes, competitive factors, government regulation and general economic conditions, health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic, and other risks and uncertainties described in State Street’s periodic reports on file with the U.S. Securities and Exchange Commission including the most recent Annual Report on Form 10-K of State Street, as filed with the U.S. Securities and Exchange Commission. In some cases, you can identify these statements by forward-looking words, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and similar words or expressions, the negative or plural of such words or expressions and other comparable terminology. Actual results may differ materially from anticipated results. State Street does not undertake to update its forward-looking statements or any of the information contained in this press release, including to reflect future events or circumstances.